UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2003

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
July 30, 2003

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99	Power Point presentation delivered by the Registrant's President and Chief Executive Officer on July 30, 2003.

Item 9. Regulation FD Disclosure

On July 30, 2003, First Midwest Bancorp, Inc. presented at the KBW's 2003 Honor Roll and 4th Annual Community Bank Investor Conference. The presentation is available on the Company's website, www.firstmidwest.com, and is attached as Exhibit 99 to this report.

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 5.	Other Events and Regulation FD Disclosure

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 12.	Disclosure of Results of Operations and Financial Condition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: July 30, 2003	/s/ STEVEN H. SHAPIRO
Steven H. Shapiro Executive Vice President

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